UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2015

KEARNY FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

United States	0-51093	22-3803741
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

120 Passaic Avenue, Fairfield, New Jersey	07004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 244-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 20, 2015, Kearny Financial Corp., a federal corporation, provided an update on the stock offering of Kearny Financial Corp., a Maryland corporation, the proposed new holding company for Kearny Bank. Additionally, Kearny Financial Corp., a federal corporation, stated that the results of the subscription and community offerings will be announced when processing of the orders has been completed and the independent appraisal has been finalized. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	Press release dated April 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEARNY FINANCIAL CORP.

DATE: April 21, 2015	By:	/s/ Craig L. Montanaro
Craig L. Montanaro
President and Chief Executive Officer